EXHIBIT 4.7
                                                                     -----------
                                 PROMISSORY NOTE

$1,025,000.00                                                  December 31, 1998

                  FOR VALUE RECEIVED, Executive TeleCard, Ltd. d/b/a eGlobe, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of UNITED COMMUNICATIONS INTERNATIONAL LLC, (the "Holder"), at c/o William T. Cruse & Company, 425 Park Avenue, New York, New York 10022, or at such other place as the Holder of this Note may from time to time designate, on December 1, 1999 (the "Maturity Date"), the principal amount of One Million Twenty Five Thousand United States Dollars ($1,025,000.00). There shall be no interest due or payable under this note. Payment hereunder shall be made in lawful money of the United States of America.

                  The unpaid principal amount of this Note may be prepaid in whole or in part at any time or times without premium or penalty.

                  The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") hereunder:

                  (1) Failure to pay, when due, the principal, any interest, or any other sum payable hereunder (whether upon maturity hereof, upon prepayment date, upon acceleration, or otherwise).

                  (2) The failure of the Maker generally to pay its debts as such debts become due, the admission by the Maker in writing of its inability to pay its debts as such debts become due, or the making by Maker of any general assignment for the benefit of creditors;

                  (3) The commencement by the Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for all or any substantial part of its property;

                  (4) The commencement of any case, proceeding, or other action against Maker seeking to have any order for relief entered against the Maker as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of the Maker or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for the

          Maker or for all or any substantial part of the property of the Maker, and (i) the Maker shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding or action; or (ii) such case, proceeding, or action results in the entry of an order for relief which is not fully stayed within seven business days after the entry thereof.

                  Upon the occurrence of any such Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereof, shall be accelerated, and shall be immediately due and payable, at the option of the Holder without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                  In the event that the principal amount hereof, any interest or any other sum due hereunder is not paid when due and payable, the whole of the unpaid principal amount evidenced hereby and all unpaid accrued interest thereon shall from the date when such payment was due and payable until the date of payment in full thereof, bear interest at the higher of the rate of interest hereinbefore provided for or the rate of thirteen percent (13%) per annum, which rate, if applicable, shall commence, without notice, immediately upon the date when said payment was due and payable.

                  The Maker promises to pay all costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred in connection with the collection thereof.

                  Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

                  THIS NOTE IS NOT A NEGOTIABLE INSTRUMENT AND THEREFORE IS NOT SUBJECT TO ARTICLE 3 OF THE UNIFORM COMMERCIAL CODE.

                  The Agreement and Plan of Acquisition among Executive TeleCard, Ltd. d/b/a eGlobe, Inc., UCI Tele Networks, Ltd., and United Communications International LLC dated as of September 30, 1998 ("Agreement") is incorporated by reference. This Note is security for representations, warranties and indemnifications made by UCI Tele Networks, Ltd. and United Communications International LLC. Maker is entitled to set-off against this Note for indemnification or for breach of the above-referenced Agreement. Additionally, the amount due under this note shall be adjusted in accordance with the Agreement's provisions for Adjustment as they relate to revenue generated.

                  Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective successors and assigns.

                  This Note shall be governed by and construed under and in accordance with the laws of the state of New York (but not including the choice of law rules thereof).

                  IN WITNESS WHEREOF, the undersigned has duly executed this Note, or have caused this Note to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                                         EXECUTIVE TELECARD, LTD.
                                         D/B/A EGLOBE, INC.

                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:







Wiring instructions for payments of interest and principal under this note:

         Ionian Bank s.a.
         Head Office - 49, Panepistimiou Street
         Athens - Greece
         Account Name:  United Communications International llc
         Account Number:  5992

                                 PROMISSORY NOTE

$500,000.00                                                    December 31, 1998

                  FOR VALUE RECEIVED, Executive TeleCard, Ltd. d/b/a eGlobe, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of UNITED COMMUNICATIONS INTERNATIONAL LLC, (the "Holder"), at c/o William T. Cruse & Company, 425 Park Avenue, New York, New York 10022, or at such other place as the Holder of this Note may from time to time designate, on the date that is Eighteen (18) Months after the date hereof (the "Maturity Date"), the principal amount of Five Hundred Thousand United States Dollars ($500,000.00), together with interest on the unpaid principal amount hereof from the date hereof until paid in full, said interest to be due and payable monthly, at a rate per annum equal to eight percent (8%), simple interest. All payments hereunder shall be made in lawful money of the United States of America.

                  The unpaid principal amount of this Note may be prepaid in whole or in part at any time or times without premium or penalty.

                  The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") hereunder:

                  (1) Failure to pay, when due, the principal, any interest, or any other sum payable hereunder (whether upon maturity hereof, upon prepayment date, upon acceleration, or otherwise).

                  (2) The failure of the Maker generally to pay its debts as such debts become due, the admission by the Maker in writing of its inability to pay its debts as such debts become due, or the making by Maker of any general assignment for the benefit of creditors;

                  (3) The commencement by the Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for all or any substantial part of its property;

                  (4) The commencement of any case, proceeding, or other action against Maker seeking to have any order for relief entered against the Maker as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of the Maker or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for the Maker or for all or any substantial part of the property of the Maker, and (i) the Maker shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding or action; or (ii) such case, proceeding, or action results in the entry of an order for relief which is not fully stayed within seven business days after the entry thereof.

                  Upon the occurrence of any such Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereof, shall be accelerated, and shall be immediately due and payable, at the option of the Holder without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                  In the event that the principal amount hereof, any interest or any other sum due hereunder is not paid when due and payable, the whole of the unpaid principal amount evidenced hereby and all unpaid accrued interest thereon shall from the date when such payment was due and payable until the date of payment in full thereof, bear interest at the higher of the rate of interest hereinbefore provided for or the rate of thirteen percent (13%) per annum, which rate, if applicable, shall commence, without notice, immediately upon the date when said payment was due and payable.

                  The Maker promises to pay all costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred in connection with the collection thereof.

                  Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

                  THIS NOTE IS NOT A NEGOTIABLE INSTRUMENT AND THEREFORE IS NOT SUBJECT TO ARTICLE 3 OF THE UNIFORM COMMERCIAL CODE.

                  The Agreement and Plan of Acquisition among Executive TeleCard, Ltd. d/b/a eGlobe, Inc., UCI Tele Networks, Ltd., and United Communications International LLC dated as of September 30, 1998 ("Agreement") is incorporated by reference. This Note is security for representations, warranties and indemnifications made by UCI Tele Networks, Ltd. and United Communications

International   LLC.  Maker  is  entitled  to  set-off  against  this  Note  for indemnification or for breach of the above-referenced Agreement.

                  Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective successors and assigns.

                  This Note shall be governed by and construed under and in accordance with the laws of the state of New York (but not including the choice of law rules thereof).

                  IN WITNESS WHEREOF, the undersigned has duly executed this Note, or have caused this Note to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                                         EXECUTIVE TELECARD, LTD.
                                         D/B/A EGLOBE, INC.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

Wiring instructions for payments of interest and principal under this note:

         Ionian Bank s.a.
         Head Office - 49, Panepistimiou Street
         Athens - Greece
         Account Name:  United Communications International llc
         Account Number:  5992

                                 PROMISSORY NOTE

$500,000.00                                                    December 31, 1998

                  FOR VALUE RECEIVED, Executive TeleCard, Ltd. d/b/a eGlobe, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of UNITED COMMUNICATIONS INTERNATIONAL LLC, (the "Holder"), at c/o William T. Cruse & Company, 425 Park Avenue, New York, New York 10022, or at such other place as the Holder of this Note may from time to time designate, on the date that is One Hundred Eighty (180) Days after the date hereof (the "Maturity Date"), the principal amount of Five Hundred Thousand United States Dollars ($500,000.00), together with interest on the unpaid principal amount hereof from the date hereof until paid in full, said interest to be due and payable monthly, at a rate per annum equal to eight percent (8%), simple interest. All payments hereunder shall be made in lawful money of the United States of America.

                  The unpaid principal amount of this Note may be prepaid in whole or in part at any time or times without premium or penalty.

                  The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") hereunder:

                  (1) Failure to pay, when due, the principal, any interest, or any other sum payable hereunder (whether upon maturity hereof, upon prepayment date, upon acceleration, or otherwise).

                  (2) The failure of the Maker generally to pay its debts as such debts become due, the admission by the Maker in writing of its inability to pay its debts as such debts become due, or the making by Maker of any general assignment for the benefit of creditors;

                  (3) The commencement by the Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for all or any substantial part of its property;

                  (4) The commencement of any case, proceeding, or other action against Maker seeking to have any order for relief entered against the Maker as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of the Maker or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for the Maker or for all or any substantial part of the property of the Maker, and (i) the Maker shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding or action; or (ii) such case, proceeding, or action results in the entry of an order for relief which is not fully stayed within seven business days after the entry thereof.

                  Upon the occurrence of any such Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereof, shall be accelerated, and shall be immediately due and payable, at the option of the Holder without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                  In the event that the principal amount hereof, any interest or any other sum due hereunder is not paid when due and payable, the whole of the unpaid principal amount evidenced hereby and all unpaid accrued interest thereon shall from the date when such payment was due and payable until the date of payment in full thereof, bear interest at the higher of the rate of interest hereinbefore provided for or the rate of thirteen percent (13%) per annum, which rate, if applicable, shall commence, without notice, immediately upon the date when said payment was due and payable.

                  The Maker promises to pay all costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred in connection with the collection thereof.

                  Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place, and any such extension of the time of payment shall be included in the computation of interest hereunder.

                  THIS NOTE IS NOT A NEGOTIABLE INSTRUMENT AND THEREFORE IS NOT SUBJECT TO ARTICLE 3 OF THE UNIFORM COMMERCIAL CODE.

                  The Agreement and Plan of Acquisition among Executive TeleCard, Ltd. d/b/a eGlobe, Inc., UCI Tele Networks, Ltd., and United Communications International LLC dated as of September 30, 1998 ("Agreement") is incorporated by reference. This Note is security for representations, warranties and indemnifications made by UCI Tele Networks, Ltd. and United Communications International LLC. Maker is entitled to set-off against this Note for indemnification or for breach of the above-referenced Agreement. In the event that Maker defaults under this note and, at the time of default, Maker's share price as quoted on the NASDAQ Exchange is under $1.00 per share, then Holder is entitled to take back its shares in UCI Tele Networks, Ltd. in full satisfaction of Maker's obligations under this and other Notes related to Maker's purchase of UCI Tele Networks, Ltd.

                  Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective successors and assigns.

                  This Note shall be governed by and construed under and in accordance with the laws of the state of New York (but not including the choice of law rules thereof).

                  IN WITNESS WHEREOF, the undersigned has duly executed this Note, or have caused this Note to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                                         EXECUTIVE TELECARD, LTD.
                                         D/B/A EGLOBE, INC.

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:





Wiring instructions for payments of interest and principal under this note:

         Ionian Bank s.a.
         Head Office - 49, Panepistimiou Street
         Athens - Greece
         Account Name:  United Communications International llc
         Account Number:  5992